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                                                                   Exhibit 99.1

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

         BOSTON PROPERTIES, INC., BOSTON PROPERTIES LIMITED PARTNERSHIP

                                     AND THE

                              HOLDERS NAMED HEREIN

                                  July 8, 2002



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                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of July 8, 2002 by and among Boston Properties, Inc., a Delaware corporation (the "Company"), Boston Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), and the Persons whose names are set forth on Schedule A hereto (each a "Holder" and, collectively, the "Holders").

     WHEREAS, certain of the Holders converted as of July 8, 2002 their Series Two preferred units of limited partnership interest of the Partnership ("Series Two Holders") or their Series Three preferred units of limited partnership interest of the Partnership ("Series Three Holders" and, together with the Series Two Holders, the "Preferred Unit Holders") into common units (the "Common Units") of limited partnership interest of the Partnership;

     WHEREAS, certain of the Holders converted as of July 8, 2002 their shares of Series A Convertible Redeemable preferred stock of the Company (the "Series A Holders") into shares of the Company's common stock, par value $.01 per share ("Common Shares");

     WHEREAS, the Preferred Unit Holders presented their Common Units to the Partnership for redemption and the Company as of July 8, 2002, as the general partner of the Partnership and in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the "Limited Partnership Agreement"), acquired the Common Units for Common Shares; and

     WHEREAS, in connection with the issuance of Common Shares on the date hereof and in accordance with (i) the attached conversion notice executed by each of the Series A Holders and (ii) the attached redemption notice executed by each of the Preferred Unit Holders, the Company has agreed to provide certain registration rights to the Holders in respect of such Common Shares.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Certain Definitions.

     As used in this Agreement, the following capitalized terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

     "Agreement" shall have the meaning set forth in the recitals hereto.

     "Common Shares" shall have the meaning set forth in the recitals hereto.

     "Common Units" shall have the meanings set forth in the recitals hereto.

     "Company" shall have the meaning set forth in the recitals hereto.




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     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Holder" shall have the meaning set forth in the recitals hereto.

     "Limited Partnership Agreement" shall have the meaning set forth in the recitals hereto.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Partnership" shall have the meaning set forth in the recitals hereto.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Preferred Unit Holders" shall have the meaning set forth in the recitals hereto.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Registrable Shares" shall mean the Common Shares of all Holders issued on the date hereof, excluding (i) Common Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such Registration Statement,
(ii) Common Shares sold pursuant to Rule 144 or (iii) Common Shares eligible for sale pursuant to Rule 144(k) (or any successor provision).

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 4 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases

     "Registration Expiration Date" shall have the meaning set forth in Section 2(a) hereof.

     "Registration Statement" shall have the meaning set forth in Section 2(a) hereof.




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     "Rule 144" shall mean Rule 144 under the Securities Act (or any successor provision).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "SEC" shall mean the Securities and Exchange Commission.

     "Series A Holders" shall have the meaning set forth in the recitals hereto.

     "Series Three Holders" shall have the meaning set forth in the recitals hereto.

     "Series Two Holders" shall have the meaning set forth in the recitals hereto.

     2.   Registration.

          (a) Filing of Shelf Registration Statement. Subject to the conditions set forth in this Agreement, the Company shall cause to be filed with the SEC by July 15, 2002 a Registration Statement (the "Registration Statement") on Form S-3 in accordance with Rule 415 under the Securities Act relating to the resale by each Holder of all Registrable Shares of such Holder, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use reasonable best efforts to keep the Registration Statement, after its date of effectiveness, continuously effective until the earlier of (i) the date on which all Registrable Shares have been disposed of by the Holders or (ii) the date on which all Registrable Shares have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "Registration Expiration Date").

          (b) Demand Registration. Subject to the conditions set forth in this Agreement, at any time after the Registration Expiration Date and while any Registrable Shares are outstanding, the Company shall, at the written request of any Holder holding Registrable Shares, cause to be filed within twenty (20) business days after the date of such request by such Holder a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company may, in its sole discretion, elect to file the Registration Statement before receipt of notice from any Holder. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective, after its date of effectiveness, until the date on which such Holder no longer holds any Registrable Shares.

          (c) Piggyback Registration. If at any time while any Registrable Shares of a Holder are outstanding and a Registration Statement applicable to such Holders is not effective, and the Company proposes to file a registration statement under the Securities Act with respect to an offering solely of Common Shares solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the



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Securities Act), for its own account or for the accounts of other Holders, the
Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer the Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 4 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith all Registrable Shares for which the Company has received written requests for inclusion therein from Holders within twenty (20) calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of Common Shares requested to be included in such registration by the Holders and holders under similar registration rights agreements exceeds the number of Common Shares that can be sold in such offering without impairing the pricing or other commercial practicality of such offering, the Company will include in such registration in the following priority: (i) first, all Common Shares the Company proposes to sell, (ii) second, up to the full number of applicable Common Shares requested to be included in such registration by any holders identified in that certain Registration Rights and Lock-Up Agreement dated June 23, 1997, as amended from time to time, by and among the Company and such holders, and (iii) third, up to the full number of applicable Registrable Shares requested to be included in such registration by any Holders and any other holders under similar registration rights agreements with the Company which, in the case of this clause (iii), in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering (with, to the extent necessary, Registrable Shares allocated pro rata among the Holders and such other holders on the basis of the total number of Common Shares requested to be included in such registration by all such holders). If in connection with any registration under this Section 3(c), the Common Shares to be registered will be distributed by or through one or more underwriters, then the Company will make reasonable efforts, upon the request of any Holder requesting registration of Registrable Shares under this Section 3(c), to arrange for such underwriters to include the Registrable Shares of such Holder among the Common Shares to be distributed by or through such underwriters.

          (d) Notification and Distribution of Materials. The Company shall notify each Holder of the effectiveness of any Registration Statement applicable to the Registrable Shares of such Holder and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

          (e) Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) the Registration Expiration Date or
(b) the



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date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Common Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

          (f) Notice of Certain Events. The Company shall promptly notify each applicable Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement applicable to such Holder and the effectiveness of any post-effective amendment.

     At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

          (g) Underwritten Offerings. In the case of an underwritten offering of Registrable Shares in which Holders will offer a number of Registrable Shares with an aggregate offering price to the public of at least $35 million (provided such number of shares represents at least 20 times the average daily trading volume of Common Shares during the four weeks preceding the request by the Holders to initiate an underwritten offering), the Company shall permit Holders who hold a majority of all Registrable Shares held by the Holders who are participating in such offering to select the investment banker(s) and manager(s) who will administer such offering, subject to the approval of the Company which will not be unreasonably withheld. In connection with any such underwritten offering, the Company (upon ten (10) business days advance notice) will (i) enter into underwriting and related agreements reasonably acceptable to the Company with customary terms (including representations and warranties and indemnification provisions, such provisions to be, to the extent customary, in favor of the selling Holders as well as the underwriters, but which terms, however, shall be no less favorable to the Company than the most recent underwriting agreement entered into by the Company); (ii) to the extent not otherwise disruptive of the Company's operations, reasonably cooperate with the underwriter(s); (iii) provide customary closing documentation; (iv) to the extent necessary, amend the Registration Statement; (v) to the extent not otherwise disruptive of the Company's



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operations, provide such information and make available appropriate personnel as may reasonably be requested by the Holders or the managing underwriters, and
(vi) to the extent not otherwise disruptive of the Company's operations, provide such Holder and underwriters and their respective counsel and accountants, if any, the opportunity to participate in the preparation of such Registration Statement, provided, that (a) Company personnel will not be required to participate in road show presentations (but, upon reasonable advance notice and to the extent not unduly disruptive of the Company's operations, Company personnel whose identity and office may be reasonably determined by the Company will be available to participate in a reasonable number of conference calls) and
(b) the Company will be reimbursed by the Holders participating in the offering (who shall be jointly and severally liable for such reimbursement) for any out of pocket costs and expenses in connection with such cooperation to the extent such expenses are greater than the expenses, or are not the type of expenses, which would be borne by the Company in the case of other Registration Statements filed hereunder (e.g., the cost of preparing glossy prospectuses with pictures and the cost of any road show presentations in which the Company may in its sole discretion may elect to participate).

     3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

     4. Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it; provided, however, the responsibility of the Company to bear all Registration Expenses is subject to the Company's right to receive payments from The Winthrop Rockefeller Charitable Trust, a/k/a The Trust u/w Winthrop Rockefeller (the "Trust") pursuant to that certain Letter Agreement dated as of June 7, 2002 by and between the Company, the Partnership, WRTEC, Inc. and the Trust.

     5. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives, fiduciaries and affiliates, and any underwriter (as defined in the Securities Act (unless a formal underwriting agreement is entered into between the Company and such underwriter, in which case the indemnification provisions, if any, set forth therein shall apply), and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity,




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if any, subject to liability because of his, her or its connection with a Holder
(each, an "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of the Securities Act or of any rule or regulation promulgated thereunder (i) applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or (ii) upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing by such person to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (b) such Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented prospectus.

     6. Covenants of Holders. Each of the Holders (severally and not jointly) hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, its plan of distribution or its ownership interests, which was furnished to the Company by such Holder expressly for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the




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Holder to deliver or cause to be delivered the Prospectus contained in such
Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company. Notwithstanding the provisions of this Section 6, no Holder shall be required to pay as indemnification hereunder any amount in excess of the gross proceeds from the sale of Common Shares by such Holder which gave rise to the incurrence of such indemnification.

     7. Indemnification Procedures.

     Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) business days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or
(iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded, based on the advice of counsel, that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or (to the knowledge of the indemnifying party) threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of



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the indemnified party from all liability arising out of such action or claim and
(B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     8. Suspension of Registration Requirement; Restriction on Sales.

          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall promptly notify the Holders of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), nature of any Suspension Event, and shall promptly notify the Holders upon the expiration of such Suspension Event.

          (c) Each holder of Registrable Shares agrees, if requested by the Company in the case of a Company-initiated non-underwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144, during the fifteen (15) day period prior to, and during the sixty (60) day period beginning on, the date of commencement of such Company-initiated offering (such period, or such lesser period as the Company may specify, a "Company Sale Period"), subject to its rights under Section 3(c) hereof, and provided, that any such request shall be made no more then two times in any twelve-month period.

          (d) Notwithstanding anything to the contrary in this Agreement, in no event shall Suspension Events be permitted to take effect more than twice in any twelve-month period and in no event shall Suspension Events and Company Sale Periods be permitted to take effect for more than an aggregate of one hundred twenty (120) days in any twelve-month period.



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     9. Black-Out Period. Each Holder agrees that, following the effectiveness of any Registration Statement (except an issuance registration statement) relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state Securities Commission at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. During such period, the Company will not be obligated to effect redemptions of Common Units under an issuance registration statement. The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings, and the Company will be obligated to resume effecting redemptions of Common Units under an issuance registration statement, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event.

     10. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

     11. Contribution. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Registrable Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     12. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of one-half of the aggregate of all Registrable Shares held by such Holders, provided, however, that the Company shall amend this Agreement to the extent of combining the conversion notices executed by the Series A Holders attached hereto and the redemption notices executed by the Preferred Unit Holders attached hereto into Schedule A to this Agreement listing the name of each Holder and the number of Common Shares held by such Holder.

     13. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided, that notices of a change of address shall be effective only upon receipt thereof):

         If to the Company:  Boston Properties, Inc.
                             111 Huntington Avenue, Suite 300
                             Boston, MA 02199
                             Attn: Chief Financial Officer
                             Telecopy: (617) 236-3311

         with a copy to:     Goodwin Procter  LLP
                             Exchange Place
                             Boston, MA 02109
                             Attn: Ettore A. Santucci, P.C.
                             Telecopy:(617) 523-1231

         If to the Holders:  As listed on the applicable Holder Signature Page


In addition to the manner of notice permitted above, notices given pursuant to Sections 8 and 9 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     14. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. If any successor, assignee or transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, (i) such successor, assignee or transferee shall be entitled to all of the benefits of a "Holder" under this Agreement and (ii) such Registrable Shares shall be held subject to all of the terms of this

Agreement, and by taking and holding such Registrable Shares such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

     17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     18. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         [The Remainder of This Page Has Been Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                           BOSTON PROPERTIES, INC.


                                           By:  /s/ William J. Wedge
                                               --------------------------------
                                               Name:  William J. Wedge
                                               Title: Senior Vice President

                                           BOSTON PROPERTIES LIMITED
                                           PARTNERSHIP

                                           By: Boston Properties, Inc.,
                                               its general partner


                                           By: /s/ William J. Wedge
                                               --------------------------------
                                               Name:  William J. Wedge
                                               Title: Senior Vice President

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE

     Reference is made to that certain Registration Rights Agreement (the "Registration Rights Agreement") entered into as of July 8, 2002 by and among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder. The undersigned agrees that this signature page may be attached to any counterpart of the Registration Rights Agreement.

Signature Line for Individual:                  /s/ Bruce W. Jones
                                              --------------------
                                              Name: Bruce W. Jones
                                              Date: July 8, 2002

Signature Line for Entity:                    _________________________________
                                              (Name of Entity)

                                              By:  _____________________________
                                              Name:
                                              Title:
                                              Date:

Address for Notice:                           ---------------------------------

                                              ---------------------------------

                                              ---------------------------------

                                              Fax No.: _________________________

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE

     Reference is made to that certain Registration Rights Agreement (the "Registration Rights Agreement") entered into as of July 8, 2002 by and among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder. The undersigned agrees that this signature page may be attached to any counterpart of the Registration Rights Agreement.

Signature Line for Individual:           _________________________________
                                         Name:
                                         Date:

Signature Line for Entity:               The Trust u/w Winthrop Rockefeller
                                         ----------------------------------
                                         (Name of Entity)

                                         By:   /s/ Marion Burton
                                         ----------------------------------
                                         Name:  Marion Burton
                                         Title: Trustee
                                         Date:  July 1, 2002

Address for Notice:                      2203 Cohondale Lane, Ste. 6
                                         ----------------------------------

                                         Little Rock, AR 72202
                                         ----------------------------------

                                         ----------------------------------

                                         Fax No.: 501-661-9298

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE

     Reference is made to that certain Registration Rights Agreement (the "Registration Rights Agreement") entered into as of July 8, 2002 by and among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder. The undersigned agrees that this signature page may be attached to any counterpart of the Registration Rights Agreement.

Signature Line for Individual:                /s/ George M. Topliff
                                            -----------------------
                                            Name: George M. Topliff
                                            Date: July 1, 2002

Signature Line for Entity:                  _________________________________
                                            (Name of Entity)

                                            By:  _____________________________
                                            Name:
                                            Title:
                                            Date:

Address for Notice:                         1402 Knowlton Drive
                                            ---------------------------------
                                            Sunnyvale, CA 94087
                                            ---------------------------------

                                            ---------------------------------

                                            Fax No.: 408-738-1278

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE

     Reference is made to that certain Registration Rights Agreement (the "Registration Rights Agreement") entered into as of July 8, 2002 by and among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder. The undersigned agrees that this signature page may be attached to any counterpart of the Registration Rights Agreement.

Signature Line for Individual:                /s/  Vincent deP. Farrell, Jr.
                                            ---------------------------------
                                            Name: Vincent deP. Farrell, Jr.
                                            Date: July 8, 2002

Signature Line for Entity:                  _________________________________
                                            (Name of Entity)

                                            By:  _____________________________
                                            Name:
                                            Title:
                                            Date:

Address for Notice:                         __________________________________

                                            __________________________________

                                            __________________________________

                                            Fax No.: _________________________

                                   SCHEDULE A


           NAME OF HOLDER                      NUMBER OF COMMON SHARES
           --------------                      -----------------------
The Trust u/w Winthrop Rockefeller                     832,121

Bruce W. Jones                                            35

Vincent deP. Farrell, Jr.                               11,203

George M. Topliff                                       3,195

TOTAL                                                  846,554

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

         BOSTON PROPERTIES, INC., BOSTON PROPERTIES LIMITED PARTNERSHIP,

                                       AND

            PERSEVERANCE ASSOCIATES L.P., PIC REALTY CORPORATION AND

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  July 8, 2002

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of July 8, 2002 by and among Boston Properties, Inc., a Delaware corporation (the "Company"), Boston Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), and Perseverance Associates L.P., a California limited partnership ("Perseverance"), PIC Realty Corporation, a Delaware corporation ("PIC") and The Prudential Insurance Company of America, a New Jersey corporation ("Prudential"; Prudential, Perseverance, PIC and their respective successors and assigns each a "Holder" and, collectively, the "Holders").

     WHEREAS, each of the Holders converted as of July 8, 2002 their Series Three preferred units of limited partnership interest of the Partnership into common units (the "Common Units") of limited partnership interest of the Partnership;

     WHEREAS, the Holders presented their Common Units to the Partnership for redemption and the Company as of July 8, 2002, as the general partner of the Partnership and in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the "Limited Partnership Agreement"), acquired the Common Units for Common Shares; and

     WHEREAS, in connection with the issuance of Common Shares on the date hereof and in accordance with the attached redemption notice executed by each of the Holders, the Company has agreed to provide certain registration rights to the Holders in respect of such Common Shares.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     19. Certain Definitions.

     As used in this Agreement, the following capitalized terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

     "Agreement" shall have the meaning set forth in the recitals hereto.

     "Common Shares" shall have the meaning set forth in the recitals hereto.

     "Common Units" shall have the meanings set forth in the recitals hereto.

     "Company" shall have the meaning set forth in the recitals hereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Holder" shall have the meaning set forth in the recitals hereto.

     "Limited Partnership Agreement" shall have the meaning set forth in the recitals hereto.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Partnership" shall have the meaning set forth in the recitals hereto.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Registrable Shares" shall mean the Common Shares of all Holders issued on the date hereof, excluding (i) Common Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such Registration Statement,
(ii) Common Shares sold pursuant to Rule 144 or (iii) Common Shares eligible for sale pursuant to Rule 144(k) (or any successor provision).

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 4 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Expiration Date" shall have the meaning set forth in Section 2(a) hereof.

     "Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

     "Rule 144" shall mean Rule 144 under the Securities Act (or any successor provision).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "SEC" shall mean the Securities and Exchange Commission.

     "Series A Holders" shall have the meaning set forth in the recitals hereto.

     "Series Three Holders" shall have the meaning set forth in the recitals hereto.

     "Series Two Holders" shall have the meaning set forth in the recitals hereto.

     20. Registration.

          (a) Filing of Shelf Registration Statement. Subject to the conditions set forth in this Agreement, the Company shall cause to be filed with the SEC by July 15, 2002 (or within five (5) business days of the date, if later, on which each of the Holders delivers to the Company a signed representation of the beneficial holdings of such Holder, within the meaning of Rule 13d-3 promulgated under the Exchange Act, as of a date after July 8, 2002), a Registration Statement (the "Registration Statement") on Form S-3 in accordance with Rule 415 under the Securities Act relating to the resale by each Holder of all Registrable Shares of such Holder, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use reasonable best efforts to keep the Registration Statement, after its date of effectiveness, continuously effective until the earlier of (i) the date on which all Registrable Shares have been disposed of by the Holders or (ii) the date on which all Registrable Shares have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "Registration Expiration Date").

          (b) Demand Registration. Subject to the conditions set forth in this Agreement, at any time after the Registration Expiration Date and while any Registrable Shares are outstanding, the Company shall, at the written request of any Holder holding Registrable Shares, cause to be filed within twenty (20) business days after the date of such request by such Holder a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company may, in its sole discretion, elect to file the Registration Statement before receipt of notice from any Holder. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective, after its date of effectiveness, until the date on which such Holder no longer holds any Registrable Shares.

          (c) Piggyback Registration. If at any time while any Registrable Shares of a Holder are outstanding and a Registration Statement applicable to such Holders is not effective, and the Company proposes to file a registration statement under the Securities Act with respect to an offering solely of Common Shares solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), for its own account or for the accounts of other Holders, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer the Holders the opportunity to register such amount of Registrable

Shares as each Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 4 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith all Registrable Shares for which the Company has received written requests for inclusion therein from Holders within twenty (20) calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of Common Shares requested to be included in such registration by the Holders and holders under similar registration rights agreements exceeds the number of Common Shares that can be sold in such offering without impairing the pricing or other commercial practicality of such offering, the Company will include in such registration in the following priority: (i) first, all Common Shares the Company proposes to sell, (ii) second, up to the full number of applicable Common Shares requested to be included in such registration by any holders identified in that certain Registration Rights and Lock-Up Agreement dated June 23, 1997, as amended from time to time, by and among the Company and such holders, and (iii) third, up to the full number of applicable Registrable Shares requested to be included in such registration by any Holders and any other holders under similar registration rights agreements with the Company which, in the case of this clause (iii), in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering (with, to the extent necessary, Registrable Shares allocated pro rata among the Holders and such other holders on the basis of the total number of Common Shares requested to be included in such registration by all such holders). If in connection with any registration under this Section 3(c), the Common Shares to be registered will be distributed by or through one or more underwriters, then the Company will make reasonable efforts, upon the request of any Holder requesting registration of Registrable Shares under this Section 3(c), to arrange for such underwriters to include the Registrable Shares of such Holder among the Common Shares to be distributed by or through such underwriters.

          (d) Notification and Distribution of Materials. The Company shall notify each Holder of the effectiveness of any Registration Statement applicable to the Registrable Shares of such Holder and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

          (e) Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) the Registration Expiration Date or
(b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Common Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

          (f) Notice of Certain Events. The Company shall promptly notify each applicable Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement applicable to such Holder and the effectiveness of any post-effective amendment.

     At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

          (g) Underwritten Offerings. In the case of an underwritten offering of Registrable Shares in which Holders will offer a number of Registrable Shares with an aggregate offering price to the public of at least $35 million (provided such number of shares represents at least 20 times the average daily trading volume of Common Shares during the four weeks preceding the request by the Holders to initiate an underwritten offering), the Company shall permit Holders who hold a majority of all Registrable Shares held by the Holders who are participating in such offering to select the investment banker(s) and manager(s) who will administer such offering, subject to the approval of the Company which will not be unreasonably withheld. In connection with any such underwritten offering, the Company (upon ten (10) business days advance notice) will (i) enter into underwriting and related agreements reasonably acceptable to the Company with customary terms (including representations and warranties and indemnification provisions, such provisions to be, to the extent customary, in favor of the selling Holders as well as the underwriters, but which terms, however, shall be no less favorable to the Company than the most recent underwriting agreement entered into by the Company); (ii) to the extent not otherwise disruptive of the Company's operations, reasonably cooperate with the underwriter(s); (iii) provide customary closing documentation; (iv) to the extent necessary, amend the Registration Statement; (v) to the extent not otherwise disruptive of the Company's operations, provide such information and make available appropriate personnel as may reasonably be requested by the Holders or the managing underwriters, and (vi) to the extent not otherwise disruptive of the Company's operations, provide such Holder and underwriters and their respective counsel and accountants, if any, the opportunity to participate in the preparation of such Registration Statement, provided, that (a) Company personnel will not be required to participate in road show presentations (but, upon reasonable advance notice and to the extent not unduly disruptive of the Company's operations, Company personnel whose identity and office may be reasonably determined by the Company will be available to participate in a reasonable number of conference calls) and (b) the Company will be reimbursed by the Holders participating in the offering (who shall be jointly and severally liable for such reimbursement) for any out of pocket costs and expenses in connection with such cooperation to the extent such expenses are greater than the expenses, or are not the type of expenses, which would be borne by the Company in the case of other Registration Statements filed hereunder (e.g., the cost of preparing glossy prospectuses with pictures and the cost of any road show presentations in which the Company may in its sole discretion may elect to participate).

     21. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

     22. Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

     23. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives, fiduciaries and affiliates, and any underwriter (as defined in the Securities Act (unless a formal underwriting agreement is entered into between the Company and such underwriter, in which case the indemnification provisions, if any, set forth therein shall apply), and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder (each, an "Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of the Securities Act or of any rule or regulation promulgated thereunder (i) applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or (ii) upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing by such person to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (b) such Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented prospectus.

     24. Covenants of Holders. Each of the Holders (severally and not jointly) hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, its plan of distribution or its ownership interests, which was furnished to the Company by such Holder expressly for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company. Notwithstanding the provisions of this Section 6, no Holder shall be required to pay as indemnification hereunder any amount in excess of the gross proceeds from the sale of Common Shares by such Holder which gave rise to the incurrence of such indemnification.

     25. Indemnification Procedures.

     Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) business days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or
(iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded, based on the advice of counsel, that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or (to the knowledge of the indemnifying party) threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     26. Suspension of Registration Requirement; Restriction on Sales.

          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration

Statement with respect to such Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall promptly notify the Holders of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), nature of any Suspension Event, and shall promptly notify the Holders upon the expiration of such Suspension Event.

          (c) Each holder of Registrable Shares agrees, if requested by the Company in the case of a Company-initiated non-underwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144, during the fifteen (15) day period prior to, and during the sixty (60) day period beginning on, the date of commencement of such Company-initiated offering (such period, or such lesser period as the Company may specify, a "Company Sale Period"), subject to its rights under Section 3(c) hereof, and provided, that any such request shall be made no more then two times in any twelve-month period.

          (d) Notwithstanding anything to the contrary in this Agreement, in no event shall Suspension Events be permitted to take effect more than twice in any twelve-month period and in no event shall Suspension Events and Company Sale Periods be permitted to take effect for more than an aggregate of seventy-five
(75) days in any twelve-month period.

     27. Black-Out Period. Each Holder agrees that, following the effectiveness of any Registration Statement (except an issuance registration statement) relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state Securities Commission at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. During such period, the Company will not be obligated to effect redemptions of Common Units under an issuance registration statement. The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings, and the Company will be obligated to resume effecting redemptions of Common Units under an issuance registration statement, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event.

     28. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

     29. Contribution. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Registrable Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     30. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of one-half of the aggregate of all Registrable Shares held by such Holders, provided, however, that the Company shall amend this Agreement to the extent of combining the conversion notices executed by the Series A Holders attached hereto and the redemption notices executed by the Holders attached hereto into Schedule A to this Agreement listing the name of each Holder and the number of Common Shares held by such Holder.

     31. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided, that notices of a change of address shall be effective only upon receipt thereof):

         If to the Company:  Boston Properties, Inc.
                             111 Huntington Avenue, Suite 300
                             Boston, MA 02199
                             Attn: Chief Financial Officer
                             Telecopy:(617) 236-3311

         with a copy to:     Goodwin Procter LLP
                             Exchange Place
                             Boston, MA 02109
                             Attn: Ettore A. Santucci, P.C.
                             Telecopy: (617) 523-1231

         If to the Holders:  As listed on the applicable Holder Signature Page

In addition to the manner of notice permitted above, notices given pursuant to Sections 8 and 9 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     32. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. If any successor, assignee or transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, (i) such successor, assignee or transferee shall be entitled to all of the benefits of a "Holder" under this Agreement and (ii) such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     33. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     34. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

     35. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     36. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         [The Remainder of This Page Has Been Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  BOSTON PROPERTIES, INC.


                                  By:  /s/ William J. Wedge
                                      --------------------------------
                                      Name:  William J. Wedge
                                      Title: Senior Vice President

                                  BOSTON PROPERTIES LIMITED
                                  PARTNERSHIP

                                  By: Boston Properties, Inc.,
                                      its general partner


                                  By:  /s/ William J. Wedge
                                      --------------------------------
                                      Name:  William J. Wedge
                                      Title: Senior Vice President

                                  PERSEVERANCE ASSOCIATES L.P.

                                  By: PIC Realty Corporation,
                                      its general partner


                                  By:  /s/ Allen Green
                                      --------------------------------
                                      Name:  Allen Green
                                      Title: Vice President

                                  PIC REALTY CORPORATION

                                  By:  /s/ Allen Green
                                      --------------------------------
                                      Name:  Allen Green
                                      Title: Vice President

                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  By:  /s/  Robert Falzon
                                      --------------------------------
                                      Name:  Robert Falzon
                                      Title: Vice President